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                                                                   EXHIBIT 10.17

                                   ASSIGNMENT


          ASSIGNMENT dated May 4, 1998 between Kingston Technology Company, a Delaware partnership ("Kingston"), and Ziff-Davis Inc., a Delaware corporation ("Ziff-Davis").

          WHEREAS, Kingston owns certain fixed assets listed in Annex A hereto (the "Assets") which it wishes to transfer and assign to Ziff-Davis in exchange for Ziff-Davis common stock plus cash;

          WHEREAS, Ziff-Davis wishes to acquire the Assets in exchange for its common stock plus cash; and

          WHEREAS, the parties intend that the transaction contemplated hereby shall qualify as a tax-free exchange pursuant to Section 351(a) of the Internal Revenue Code of 1986, as amended;

          NOW, THEREFORE, the parties hereby agree as follows.

1.   Transfer of Assets
     ------------------

          Kingston does hereby assign, transfer, convey and deliver to Ziff-Davis, its successors and assigns, all of Kingston's right, title and interest in the Assets, free and clear of all liens, encumbrances, equities or claims.

2.   Consideration
     -------------

          The consideration for the Assets is _______ shares (the "Shares") of Ziff-Davis common stock, .01 par value per share, plus $100,000 in cash, which will be delivered on the date hereof to Kingston.

3.   Representations and Warranties of Kingston
     ------------------------------------------

          Kingston hereby represents and warrants to Ziff-Davis as follows:

          (a)  Organization.  Kingston is duly organized and validly existing
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     under the laws of the State of Delaware, and has all requisite power and authority to own and operate the Assets.
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          (b)  Authority.  This Assignment has been duly authorized, executed
               ---------
     and delivered by Kingston and constitutes a valid and binding instrument enforceable against Kingston in accordance with its terms.

          (c)  No Governmental Consents.  No notice to, filing with, or
               ------------------------
     authorization, consent or approval of any governmental authority, domestic or foreign, is required for the consummation by Kingston of the transactions contemplated by this Assignment.

          (d)  Title to Assets.  Kingston has good and valid title to (or valid
               ---------------
     leasehold or contractual interests in) all property comprising the Assets, free and clear of all liens, encumbrances, equities or claims. The execution of this instrument and any other documents of transfer to be executed and delivered by Kingston to Ziff-Davis are sufficient to convey to Ziff-Davis good and valid title to the Assets, free and clear of all liens, encumbrances, equities or claims.

4.   Representations and Warranties of Ziff-Davis
     --------------------------------------------

          Ziff-Davis hereby represents and warrants to Kingston as follows:

          (a)  Organization.  Ziff-Davis is duly organized, validly existing and
               ------------
     in good standing under the laws of the State of Delaware.

          (b)  Authority.  This Assignment has been duly authorized, executed
               ---------
     and delivered by Ziff-Davis and constitutes a valid and binding instrument enforceable against Ziff-Davis in accordance with its terms.

          (c)  No Governmental Consents.  No notice to, filing with, or
               ------------------------
     authorization, consent or approval of any governmental authority, domestic or foreign, is required for the consummation by Ziff-Davis of the transactions contemplated by this Assignment.

          (d)  Validity of Shares.  The Shares have been duly authorized and,
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     when delivered to Kingston pursuant to this Assignment, will be duly and validly issued, fully paid and non-assessable.

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5.   Taxes
     -----

          Ziff-Davis shall indemnify and hold Kingston harmless from any and all taxes (including sales taxes) resulting from the transaction contemplated by this Agreement, except capital gains taxes, if any, applicable to the cash portion of the consideration specified in Section 2 above.

6.   Further Assurances
     ------------------

          Kingston agrees, at any time and from time to time after the date hereof, upon the request of Ziff-Davis, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required for the better assigning, transferring, conveying and confirming to Ziff-Davis, or to its successors and assigns, its title to any or all of the Assets.

7.   Successors and Assigns
     ----------------------

          This Assignment shall bind and inure to the benefit of each of Kingston and Ziff-Davis and their respective successors and assigns.

8.   Applicable Law
     --------------

          This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

9.   Amendments
     ----------

          No amendment or modification of this Assignment shall be effective unless it is set forth in writing and signed by both parties.

10.  Counterparts
     ------------

          This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but

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all of which together shall constitute one and the same instrument.


                              KINGSTON TECHNOLOGY COMPANY


                              By: KINGSTON TECHNOLOGY LLC
                                    a General Partner


                              By:_________________________
                                    John Tu, President


                              ZIFF-DAVIS INC.
                                    (FEIN: 13-3987754)


                              By:_________________________
                                  Eric Hippeau, Chairman

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